ESPEY MFG. & ELECTRONICS CORP.


                              -------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD DECEMBER 7, 2001
                              -------------------


                                                            November 12, 2001


To the Shareholders of

     ESPEY MFG. & ELECTRONICS CORP.:


     You are cordially invited to attend the Annual Meeting of Shareholders of Espey Mfg. & Electronics Corp., which will be held at the Hilton Garden Inn, 125 South Broadway, Saratoga Springs, New York, on December 7, 2001, at 9:30 a.m., Eastern Standard Time, for the following purposes:

     1. To elect two Class B directors to serve for a three year term or until their respective successors are duly elected and qualify;

     2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent public accountants for the fiscal year ending June 30, 2002; and

     3. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     The Board of Directors has fixed the close of business on October 29, 2001, as the record date for the purpose of determining shareholders entitled to notice of, and to vote at, said meeting or any adjournment thereof. The books for transfer of the Company's capital stock will not be closed.

     Even if you expect to attend the meeting in person, it is urged by the Company that you mark, sign, date and return the enclosed proxy. The proxy may be revoked at any time before it is voted and shareholders who execute proxies may nevertheless attend the meeting and vote their shares in person. Every properly signed proxy will be voted as specified unless previously revoked.


                                       By Order of the Board of Directors,


                                                /s/ Peggy A. Murphy
                                                -------------------
                                                PEGGY A. MURPHY
                                                    Secretary


     Please make your specifications and sign and date the enclosed proxy and mail it promptly in the accompanying pre-addressed, postage-free envelope.

                         ESPEY MFG. & ELECTRONICS CORP.
                          233 Ballston Avenue Saratoga
                             Springs, New York 12866

                                 PROXY STATEMENT

     The enclosed proxy is solicited by the Board of Directors of Espey Mfg. & Electronics Corp. (the "Company") for use in voting at the Annual Meeting of the Shareholders of the Company to be held at the Hilton Garden Inn, 125 South Broadway, Saratoga Springs, New York, on December 7, 2001, at 9:30 a.m., Eastern Standard Time, and at any postponement or adjournment thereof, for the purposes set forth in the attached Notice of Meeting. It is anticipated that the Notice of Annual Meeting of Shareholders, this Proxy Statement and the form of proxy will be mailed on or about November 12, 2001.

Voting and Revocability of Proxies

     Every properly dated, executed and returned proxy will be voted at the Annual Meeting in accordance with the instructions of the shareholder. If no specific instructions are given, the shares represented by such proxy will be voted: (i) for the election of Class B directors nominated by the Board of Directors and (ii) for ratification of the appointment of PricewaterhouseCoopers LLP as independent public accountants of the Company for the fiscal year ending June 30, 2002. Any shareholder giving a proxy has the power to revoke it at any time prior to the voting thereof by voting in person at the Annual Meeting, by giving written notice to the Secretary prior to the Annual Meeting, or by signing and delivering a new proxy card bearing a later date.

     The Company's only class of voting securities is its Common Stock, par value $.33-1/3 per share (the "Common Stock"). Each share of Common Stock outstanding on the record date will be entitled to one vote on all matters. In accordance with the Company's By-Laws and applicable state law, the election of directors will be determined by a plurality of the votes cast by the holders of shares of Common Stock present and entitled to vote thereon, in person or by proxy, at the Annual Meeting. Shares present which are properly withheld as to voting with respect to any one or more nominees, and shares present with respect to which a broker indicates that it does not have authority to vote ("broker non-vote") will not be counted. Cumulative voting in connection with the election of directors is not permitted. In accordance with the Company's By-Laws and applicable state law, the affirmative vote of shares representing a majority of the votes cast by the holders of shares present and entitled to vote is required to approve the other matters to be voted on at the Annual Meeting. Shares, which are voted to abstain and broker non-votes, are not counted as votes cast on any matter to which they relate.

     The By-Laws of the Company provide that the majority of the shares of the Common Stock of the Company issued and outstanding and entitled to vote, present in person or by proxy, shall constitute a quorum at the Annual Meeting. Shares, which are voted to abstain, are considered as present at the Annual Meeting for the purposes of determining a quorum. Broker non-votes are considered as not present at the Annual Meeting for the purposes of determining a quorum.

Record Date and Share Ownership

     Only holders of Common Stock of record on the books of the Company at the close of business on October 29, 2001 will be entitled to vote at the meeting. There were outstanding and entitled to vote on October 29, 2001, 1,029,461 shares of Common Stock.

                              ELECTION OF DIRECTORS

     The Company's Certificate of Incorporation, as amended, provides that the Board of Directors shall consist of three classes of directors (Class A, Class B and Class C) with overlapping three-year terms. One class of directors is to be elected each year for a term extending to the third succeeding Annual Meeting after such election or until their respective successors are duly elected and qualify. The terms of the three Class B directors expire at the current Annual Meeting. The Board of Directors has nominated only two persons to stand for election as Class B directors. Former Congressman Gerald B.H. Solomon, one of the Company's Class B directors whose term was to expire at this Annual Meeting, passed away on October 26, 2001. Due to the proximity of the upcoming Annual Meeting, the Board of Directors did not have sufficient time to investigate and select an alternative nominee for Class B director.

     The votes will be cast pursuant to the enclosed proxyforthe election of each of the Class B nominees named below unless specification is made withholding such authority. Each of the nominees is presently a director of the Company. Should any of said nominees for Class B directors become unavailable, which is not anticipated, the proxies named in the enclosed proxy will vote for the election of such other persons as the Board of Directors may recommend. Proxies may not be voted for a greater number of persons than the nominees named.

     The names and business experience for the past five years of the two persons who have been nominated by the Board of Directors to stand for election as Class B directors at the Annual Meeting and the remaining directors whose terms are continuing until the 2002 or 2003 Annual Meeting appear below.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE FOLLOWING NOMINEES FOR CLASS B DIRECTOR.

                   NOMINEES FOR CLASS B DIRECTORS -- TO SERVE AS DIRECTORS FOR
                       A THREE YEAR TERM EXPIRING AT THE 2004 ANNUAL MEETING


                                                                                                                  Period to
                                        Offices and                                                                  Date
                                        Positions Held                                                             Served as
Name                           Age      with Company              Principal Occupation or Employment               Director
----                           ---      ------------              ----------------------------------               --------
William P. Greene    . . . . . 71            --                  Prior to his election as Vice                       1992
                                                                 President of Operations on March 1,
                                                                 1999, he was Vice President of
                                                                 Finance for ComCierge, LLC, San
                                                                 Diego, CA, since August 1997. Prior
                                                                 to that position, he was Vice
                                                                 President of Operations for Bulk
                                                                 Materials International Co.,
                                                                 Newton, CT, from 1993 to July 1997.
                                                                 From 1991 to 1993, Dr. Greene was
                                                                 Associate Professor of Finance and
                                                                 International Business,
                                                                 Pennsylvania State University in
                                                                 Kutztown, PA. From 1985 to 1990, he
                                                                 was Associate Dean of the School of
                                                                 Business, United States
                                                                 International University, San
                                                                 Diego, CA. From 1992 to 1995, he
                                                                 was Chairman of the Department of
                                                                 Business, Skidmore College,
                                                                 Saratoga Springs, NY. Prior to that
                                                                 he had been employed as an officer
                                                                 for several financial institutions.
                                                                 Mr. Greene resigned as an executive
                                                                 officer effective December 31,
                                                                 2000.


Seymour Saslow       . . . . . 80            --                  Senior Vice President since                         1992
                                                                 December 6, 1996. Prior to being
                                                                 elected to Senior Vice President,
                                                                 Mr. Saslow served as Vice
                                                                 President-Engineering since April
                                                                 3, 1992. Mr. Saslow resigned as an
                                                                 executive officer effective
                                                                 December 31, 1999.

                       CLASS A DIRECTORS -- SERVING FOR A
              THREE YEAR TERM EXPIRING AT THE 2003 ANNUAL MEETING

                                                                                                                  Period to
                                        Offices and                                                                  Date
                                        Positions Held                                                             Served as
Name                        Age         with Company               Principal Occupation or Employment              Director
----                        ---         ------------               ----------------------------------              --------
Howard Pinsley (1) . . . .  61        President and Chief        Howard Pinsley for more than the                    1992
                                      Executive Officer          past five years has been employed
                                                                 by the Company on a full-time basis
                                                                 as Program Director prior to being
                                                                 elected Vice President- Special
                                                                 Power Supplies on April 3, 1992. On
                                                                 December 6, 1996, Mr. Pinsley was
                                                                 elected to the position of
                                                                 Executive Vice President. On June
                                                                 9,1998 he was elected to the
                                                                 positions of President and Chief
                                                                 Operating Officer. Subsequently he
                                                                 became Chief Executive Officer.

Alvin O. Sabo      . . . .  58               --                  Attorney engaged in private                         1999
                                                                 practice of law and Senior Partner
                                                                 of the law firm of Donohue, Sabo,
                                                                 Varley & Armstrong, P.C. in Albany,
                                                                 NY since 1980. Prior to that
                                                                 position, he was Assistant Attorney
                                                                 General, State of New York,
                                                                 Department of Law for eleven years.

 Carl Helmetag      . . . . 53               --                  President and CEO of UVEX Inc. in                   1999
                                                                 Providence, RI. From 1996 to 1999,
                                                                 he was President and CEO of HEAD
                                                                 USA Inc. Prior to that position,
                                                                 Mr. Helmetag was Executive Vice
                                                                 President and then President at
                                                                 Dynastar Inc. from 1978 to 1996. He
                                                                 is an MBA graduate from The Wharton
                                                                 School of Business, University of
                                                                 Pennsylvania.



                       CLASS C DIRECTORS -- SERVING FOR A
              THREE YEAR TERM EXPIRING AT THE 2002 ANNUAL MEETING


                                                                                                                  Period to
                                        Offices and                                                                  Date
                                        Positions Held                                                             Served as
Name                       Age          with Company                Principal Occupation or Employment             Director
----                       ---          ------------                ----------------------------------             --------

Paul J. Corr    . . . . .  57                --                  Certified Public Accountant and a                   1992
                                                                 Professor of Business, Skidmore
                                                                 College, in Saratoga Springs, NY,
                                                                 since 1981, currently holding the
                                                                 position of Associate Professor;
                                                                 Mr. Corr is also a shareholder in
                                                                 the Latham, New York accounting
                                                                 firm of Rutnik, Matt & Corr, P.C.


Barry Pinsley (1)  . . . . 58     Non-Executive Officer          Certified Public Accountant who for                 1994
                                                                 five years acted as a consultant to
                                                                 the Company prior to his election
                                                                 as a Vice President- Special
                                                                 Projects on March 25, 1994. On
                                                                 December 6, 1997, Mr. Pinsley was
                                                                 elected to the position of Vice
                                                                 President-Investor Relations and
                                                                 Human Resources, from which he
                                                                 resigned on June 9, 1998. Mr.
                                                                 Pinsley has been a practicing
                                                                 Certified Public Accountant in
                                                                 Saratoga Springs, New York since
                                                                 1975.

                       CLASS C DIRECTORS -- SERVING FOR A
              THREE YEAR TERM EXPIRING AT THE 2002 ANNUAL MEETING


                                                                                                                Period to
                                          Offices and                                                           Date
                                          Positions Held                                                        Served as
Name                            Age       with Company           Principal Occupation or Employment             Director
----                            ---       ------------           ----------------------------------             --------
Michael W. Wool . . . . . . . . 55           --                  Attorney engaged in private practice           1990
                                                                 of law and Senior partner 1982 in the
                                                                 law firm of Langrock, Sperry & Wool,
                                                                 with offices in Burlington, VT and
                                                                 Middlebury, VT.

----------------
(1) Barry Pinsley and Howard Pinsley are cousins.

     None of the directors holds a directorship in any other company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Act of 1933 or any company registered as an Investment Company under the Investment Company Act of 1940.

     The only individuals currently considered executive officers of the Company not identified above are:

     Garry M. Jones, 61, Assistant Treasurer and Principal Accounting Officer of the Company since August 4, 1988. He was also the Principal Financial Officer from August 4, 1988 to September 10, 1993. Prior to being elected an officer of the Company, Mr. Jones was employed by the Company on a full-time basis as a Senior Accountant.

     John J. Pompay, Jr., 66, Vice President of Marketing and Sales since December 6, 1996. During the past five years and before being elected to his present position, Mr. Pompay was employed by the Company on a full-time basis as Director of Marketing and Sales.

     Peggy Murphy, 43, Secretary of the Company since December 11, 1998. She has been employed by the Company as Director of Human Resources since October 1998.

     David A. O'Neil, 36, Treasurer and Principal Financial Officer since January 4, 2000. Mr. O'Neil is a Certified Public Accountant who, prior to joining the Company, was a Senior Manager at the accounting firm of KPMG LLP.

     Timothy A. Polidore, 41, Assistant Treasurer since December 8, 2000. Mr. Polidore joined the Company on May 17, 1999. Prior to joining the Company he was Accounting Manager for Brinks, Inc.


                   BOARD OF DIRECTORS MEETINGS AND COMMITTEES

     During the Company's fiscal year ended June 30, 2001, the Board of Directors held a total of 8 meetings, and each director then in office attended at least 75% of such meetings.

     The Board has a standing Audit Committee whose members are Paul J. Corr, Chairman, Alvin O. Sabo and Michael W. Wool. The functions of this Committee include reviewing the engagement of the independent accountants, the scope and timing of the audit and any non-audit services to be rendered by the independent accountants, reviewing with the independent accountants and management the Company's policies and procedures with respect to internal auditing, accounting and financial controls, and reviewing the report of the independent accountants upon completion of its audit. During the fiscal year ended June 30, 2001 the Committee held 4 meetings, and each Committee member attended at least 75% of such meetings.

     The Board has a standing Stock Option Committee whose members are Howard Pinsley, Paul Corr and Barry Pinsley. The functions of this Committee include determining to whom, and the time or times at which, options will be granted, the number of shares of common stock that comprise each option and the exercise price and vesting schedule for options granted pursuant to the Company's 2000 Stock Option Plan. During the fiscal year ended June 30, 2001, the Stock Option Committee held 1 meeting, and each Stock Option Committee member attended this meeting.

     There is no standing nominating or compensation committee of the Board of Directors, or committees performing similar functions with the exception of the Stock Option Committee.

                            COMPENSATION OF DIRECTORS

     The Company's standard arrangement compensated each director of the Company an annual fee in the amount of $10,000 for being a member of the Board of Directors. Each Director that also served as a member of the Audit Committee was compensated an additional annual fee of $5,000. These fees are paid monthly to the Directors. Barry Pinsley was paid $5,600 for additional services in connection with his duties as a director for the fiscal year ended June 30, 2001. Executive officers that also serve on the Company's Board of Directors do not receive director's fees.

                       COMPENSATION OF EXECUTIVE OFFICERS

     The following table summarizes the annual compensation for each of the fiscal years ended June 30, 2001, June 30, 2000 and June 30, 1999 received by the Company's Chief Executive Officer (or acting in a similar capacity) and the other three highest paid executive officers of the Company that received over $100,000 in total compensation as of June 30, 2001:


                           SUMMARY COMPENSATION TABLE

                                                                              Long Term
                                                                            Compensation
                                                                             Securities
     Name and                                   Annual Compensation          Underlying        All Other
Principal Position         Fiscal Year        Salary            Bonus         Options       Compensation(1)
------------------         -----------        ------            -----         -------       ---------------

Howard Pinsley                2001          $172,600           $25,000         2,000            $ 9,590
President and Chief           2000          $160,520           $25,000         1,500            $ 8,623
Executive Officer             1999          $127,700           $ 0             0                $11,492

Seymour Saslow (2)            2001          $ 62,400           $0              0                $ 6,072
Senior Vice President         2000          $111,150           $25,000         700              $ 1,237
                              1999          $124,625           $ 0             0                $10,568

David A. O'Neil (3)           2001          $ 91,200           $12,500         800              $ 7,703
Treasurer and Principal       2000          $ 84,930           $10,000         600              $ 6,162
Financial Officer

John J. Pompay, Jr.           2001          $152,938           $25,000         800              $ 9,737
Vice President of             2000          $237,816           $20,000         600              $ 8,822
Marketing and Sales           1999          $189,399           $ 0             0                $ 8,679


------------------
(1) Represents (a) the cash and market value of the shares allocated for the respective fiscal years under the Company's Employee Retirement Plan and Trust (the "ESOP") to the extent to which each named executive officer is vested, and (b) directors' fees through April 1, 1999 except for Mr. Pompay. Effective April 1, 1999 employees of the Company that also serve on the Company's Board of Directors or any committee thereof do not receive director's fees.
(2) Represents wages as both an executive officer and non-executive officer. Mr. Saslow resigned as Senior Vice President on December 31, 1999.
(3)  Mr. O'Neil became Treasurer and Principal Financial Officer in January
     2000.


                          OPTION GRANTS IN FISCAL 2001

                                                                                                      Potential
                                                                                                      Realizable
                                                                                                       Value at
                                                                                                    Assumed Annual
                           Number of           Percent                                              Rates of Stock
                           Securities          of Total                                            Price Appreciation
                           Underlying          Options                                             for Option Term (1)
                            Options           Granted to     Exercise       Expiration
Name                        Granted           Employees        Price           Date                 5% ($)      10%($)
----                        -------           ---------        -----           ----                 ------      ------

Howard Pinsley              2,000                15%         $ 17.95         03/01/2011             22,580       57,200

John J. Pompay Jr.            800                 6%         $ 17.95         03/01/2011              9,032       22,880

David A. O'Neil               800                 6%         $ 17.95         03/01/2011              9,032        22,880

------------------
(1) Amounts reflect certain assumed rates of appreciation set forth in the Commission's executive compensation disclosure rules. Actual gains, if any, on stock option exercises will depend on future performance of the Common Stock. No assurance can be made that the amounts reflected in these columns will be achieved. The values in these columns assume that the fair market value on the date of grant of each option was equal to the exercise price thereof.

     In accordance with the 2000 Stock Option Plan the above options have exercise dates that range from March 1, 2002 through and expiring on March 1, 2011. Accordingly, no options were exercised by the above named executive officers in fiscal 2001.

Insurance

     The executive officers and directors of the Company can elect to be covered under the company sponsored health plans , which do not discriminate in favor of the officers, or directors of the Company and which are available generally to all employees. In addition, the executive officers are covered under a group life plan, which does not discriminate, and is available to all employees.

     The Company maintains insurance coverage, as authorized by Section 727 of the New York Business Corporation Law, providing for (a) reimbursement of the Company for payments it makes to indemnify officers and directors of the Company, and (b) payment on behalf of officers and directors of the Company for losses, costs and expenses incurred by them in any actions.

                              EMPLOYMENT CONTRACTS

     The Company has an employment contract with John J. Pompay Jr. in connection with his duties as Vice President of Marketing and Sales. The contract was effective as of January 1, 2001 and expires on December 31, 2001 unless the parties mutually agree to extend the agreement. The contract provides for a minimum base annual salary of $143,000 plus commissions at the rate of 3% on all payments received by the Company against Mr. Pompay's open orders booked up to and including December 31, 1996, and 1% on all payments received against orders booked by the Company between January 1, 1997 and December 31, 1998. The contract further provides that if Mr. Pompay's employment is terminated by the Company prior to the expiration date, other than for cause, he will continue to receive his full salary for 27 months and commissions due on his orders when payment is received. The contract also provides for a restrictive covenant of non-competition by Mr. Pompay for a period of two years upon termination for cause or termination of the contract by Mr. Pompay. At the end of the contract term Mr. Pompay has the option to accept at the time of his voluntary resignation as an executive officer, an employment contract as a non-executive officer in which he would receive full compensation for 13 weeks and then for the next 104 weeks receive $1,000 per week, for services rendered.

                             AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors (the "Committee") is comprised of three independent directors and operates under a written charter, which is attached as Appendix A.

     In fulfilling its responsibilities, the Committee has reviewed and discussed the Company's audited consolidated financial statements for the fiscal year ended June 30, 2001 with management and the independent auditors.

     The Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees. In addition, the Committee has received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No.1, Independence Discussions with Audit Committees, and has discussed with the auditors the auditors' independence.

     The Committee considered and concluded that the provision of non-audit services by the independent auditors was compatible with maintaining their independence.

     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited consolidated financial statements referred to above be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2001.


                                                     Audit Committee:
                                                     Paul J. Corr, Chairman
                                                     Michael W. Wool
                                                     Alvin O. Sabo

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth information regarding ownership of the Company's outstanding Common Stock as of October 29, 2001, by each person or group who is known to the Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock.


                Name of                       Amount and Nature        Percent
            Beneficial Owner               of Beneficial Ownership     of Class
            ----------------               -----------------------     --------

Dimensional Fund Advisors Inc. . . . . .        72,600 -Direct  (1)      7.02%
  1299 Ocean Avenue
  11th Floor
  Santa Monica, CA 90401

Franklin Resources, Inc. . . . . . . . .        80,000 -Direct  (2)       7.7%
  777 Mariners Island Blvd.
  P.O. Box 7777
  San Mateo, CA 94403-7777

The Adirondack Trust Company,  . . . . .        62,932 -Direct  (3)      25.1%
  as Trustee of the Company's Employee
  Retirement Plan and Trust
  473 Broadway
  Saratoga Springs, NY 12866

------------------
(1) The information as to the number of shares of common stock of the Company that may be deemed beneficially owned by Dimensional Fund Advisors Inc. ("Dimensional") is from the Schedule 13G dated February 2, 2001 filed with the Securities and Exchange Commission (the "SEC"). Dimensional, a registered investment advisor, is deemed to have beneficial ownership of 72,600 shares of Espey Mfg. & Electronics Corp. stock as of December 31, 2000, all of which shares are held in Dimensional investment companies, trusts and accounts. Dimensional, in its role as investment advisor and/or manager, disclaims beneficial ownership of all such shares. Dimensional, in its role as investment advisor and/or manager, reported sole voting power with respect to 72,600 shares.

(2) The information as to the number of shares of common stock of the Company that may be deemed beneficially owned by Franklin Advisory Services, LLC ("Franklin") is from the Schedule 13G, dated January 26, 2001 filed with the SEC. The Franklin statement indicated that Franklin's "investment advisory subsidiaries," have sole voting and dispositive power with respect to all of the shares of common stock shown in the table above for Franklin. The Franklin statement indicates that the common stock set forth in the table is beneficially owned by one or more open or closed-end investment companies or other managed accounts which are advised by direct and indirect Franklin investment advisory subsidiaries. The statement also indicated that it filed the Schedule 13G on behalf of itself, Franklin Advisory, and Franklin's principal shareholders, Charles B. Johnson and Rupert H. Johnson, Jr. (the "Principal Shareholders"), all of which are deemed beneficial owners of the shares of common stock shown in the above table for Franklin. Franklin and the Principal Shareholders disclaim any economic interest or beneficial ownership in any of the common stock shown in the table for Franklin.

(3) This information is from the Form 4 dated September 18, 2001 filed with the SEC by the Trustee on behalf of the Company's ESOP. The ESOP Trustee has sole voting power with respect to unallocated common shares owned by the Trust, 63,036 shares as of September 18, 2001, as directed by the Plan Administrator appointed by the Company's Board of Directors. As to the common shares allocated to participants, 199,896 shares as of September 18, 2001, the ESOP Trustee has the power to vote such shares as directed by such Plan Administrator to the extent the participants do not direct the manner in which such shares are to be voted.

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following information is furnished as of October 29, 2001, as to each class of equity securities of the Company beneficially owned by all the Directors and by Directors and Officers of the Company as a Group:


                Name of                      Amount and Nature         Percent
            Beneficial Owner              of Beneficial Ownership      of Class
            ----------------              -----------------------      --------

Paul J. Corr . . . . . . . . . . . . .        3,000  -Direct            0.29%


William P. Greene . . . . . . . . . .           100  -Direct            0.08%

                                                765  -Indirect(2)

Michael W. Wool . . . . . . . . . . .           100  -Direct            0.01%


Barry Pinsley . . . . . . . . . . . .        41,630  -Direct            4.32%

                                              2,845  -Indirect(1)(2)

Seymour Saslow     . . . . . . . . . .          351  -Direct            0.66%

                                              6,475  -Indirect (2)

John J. Pompay, Jr. . . . . . . . . .         8,052  -Indirect(2)       0.78%


Howard Pinsley     . . . . . . . . . .       42,134  -Direct            4.83%

                                              7,603  -Indirect(2)

Alvin O. Sabo      . . . . . . . . . .            0  -Indirect          .0000%


Carl Helmetag      . . . . . . . . . .        2,500  -Direct            0.29%

                                                800  -Indirect(3)

David A. O'Neil    . . . . . . . . . .        1,000  -Direct            0.18%

                                                853  -Indirect (2)

Garry M. Jones     . . . . . . . . . .        3,789  -Indirect(2)       0.37%


Peggy Murphy . . . . . . . . . . . . .        2,449  -Indirect(2)       0.24%


Officers and Directors as a Group  . .       90,815  -Direct            12.06%
                                             33,631  -Indirect

-------------------
(1) Excludes 2,000 shares owned by the spouse of Barry Pinsley. Beneficial ownership of the shares is disclaimed by Mr. Pinsley.

(2) Includes shares allocated to named director or executive officer as of June 30, 2001 as a participant in the Company's ESOP. Each such person has the right to direct the manner in which such shares allocated to him or her are to be voted by the ESOP Trustee.

(3) Includes 800 shares owned by the Molly K. Helmetag Trust. As trustee of the trust, Carl Helmetag is deemed beneficial owner, as defined in Rule 13d-3, of the shares held by the trust. Excludes 800 shares owned by the spouse of Mr. Helmetag. Beneficial ownership is disclaimed by Mr. Helmetag.

     There are no arrangements known to the Company, the execution of which may at a subsequent date, result in a change of control of the Company.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     As previously reported, the Company established and sold to the ESOP Trust on June 5, 1989, 331,224 shares of the Company's treasury stock at a price of $26.50 per share, which purchase price was funded by the Company making a cash contribution and loan. Each year, the Company makes contributions to the ESOP, which is used to make loan interest and principal payments to the Company. With each such payment, a portion of the common stock held by the ESOP is allocated to participating employees. As of June 30, 2001, there were 208,896 shares allocated to participants. The loan from the Company to the ESOP is repayable in annual installments of $1,039,605, including interest, through June 30, 2004. Officers of the Company, (including Howard Pinsley) who is also a director, are eligible to participate in the ESOP and to have shares and cash allocated to their accounts and distributed to them in accordance with the terms of the ESOP.

     The Company paid the law firm of Langrock, Sperry & Wool, of which Michael
W. Wool, a director of the Company, is a partner, a total of $27, 000 for legal services during the fiscal year ended June 30, 2001.

        BOARD OF DIRECTORS' PROPOSAL TO RATIFY APPOINTMENT OF INDEPENDENT
                               PUBLIC ACCOUNTANTS

     The Board of Directors, upon the recommendation of the Audit Committee, has appointed the firm of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending June 30, 2002. PricewaterhouseCoopers LLP was engaged by the Company on October 23, 1998.

     Unless otherwise specified by the shareholders, the shares represented by their properly executed proxies will be voted for ratification of the appointment of PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending June 30, 2002. The Company is advised by said firm that neither PricewaterhouseCoopers LLP nor any of its partners now has, or during the past three years had, any direct financial interest or material indirect financial interest or any connection with the Company.

     A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so and to be available to respond to appropriate questions from shareholders.

     The following amounts were billed to the Company by the independent auditors for services rendered for the fiscal year ended June 30, 2001:

            Type of Fee                                     Amount Billed
            -----------                                     -------------

            Audit                                             $57,750

            Financial Information Systems Design and
            Implementation Fees                               None

            All Other Fees                                    $30,115

            Total                                             $87,865


     The Audit Committee approved this appointment of the Company's independent accountants. If the stockholders do not ratify the appointment of PricewaterhouseCoopers LLP, the Board will consider other independent accountants upon recommendation of the Audit Committee.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS FOR THE COMPANY FOR FISCAL YEAR ENDING JUNE 30, 2002.

          COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934, as amended, generally requires the Company's directors, executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of beneficial ownership and changes in beneficial ownership with the Securities and Exchange Commission. Based solely upon its review of copies of such reports received by it, or upon written representations obtained from certain reporting persons, the Company believes that its officers, directors, and stockholders who own more than ten percent of the Company's equity securities have complied with all Section 16(a) filing requirements.

                                 ANNUAL REPORTS

     The Annual Report of the Company to the shareholders for the fiscal year ended June 30, 2001, including financial statements, accompanies this Proxy Statement. Such financial statements are not incorporated herein by reference.

     A copy of the Company's Annual Report on Form 10-K (including financial statements and schedules thereto) for the fiscal year ended June 30, 2001 filed with the Securities and Exchange Commission will be provided without charge upon the written request of shareholders to Espey Mfg. & Electronics Corp., attention: Investor Relations, 233 Ballston Avenue, Saratoga Springs, New York 12866. The Company's Form 10-K for the fiscal year ended June 30, 2001 can also be viewed electronically through a link at the Company's website (www.espey.com).

                  SHAREHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

     Any shareholder proposal which may be a proper subject for inclusion in the proxy statement and for consideration at the 2002 Annual Meeting must be received by the Company at its principal executive office no later than July 16, 2002, if it is to be included in the Company's 2002 proxy statement and proxy form.

                                  OTHER MATTERS

Proxy Solicitation

     The solicitation of the enclosed proxy is being made on behalf of the Board of Directors and the cost of preparing and mailing the Notice of Meeting, Proxy Statement and form of proxy to shareholders is to be borne by the Company.

Other Matters

     The Company is unaware of any other matter that will be brought before the meeting for action. If other matters should come before the meeting, which require a shareholder vote, it is intended that the proxy holders will use their own discretion in voting on such other matters.


                                      By Order of the Board of Directors,

                                                /s/ Howard Pinsley
                                                ---------------------
                                                HOWARD PINSLEY
                                      President and Chief Executive Officer

November 12, 2001
Saratoga Springs, New York

                                   APPENDIX A

                         ESPEY MFG. & ELECTRONICS CORP.
                             AUDIT COMMITTEE CHARTER
                             -----------------------

     Purpose

     The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process, including by over viewing the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof, the Company's systems of internal accounting and financial controls, and the annual independent audit of the Company's financial statements.

     In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose. The Board and the Committee are in place to represent the Company's shareholders; accordingly, the outside auditor is ultimately accountable to the Board and the Committee.

     The Committee shall review the adequacy of this Charter on an annual basis.

     Membership and Meetings

     The Committee shall be comprised of not less than three members of the Board, and the Committee's composition will meet the requirements of applicable NASD rules and regulations.

     Accordingly, all of the members will be directors:

     1. Who have no material relationship to the Company that may interfere with the exercise of their independence from management and the Company; and

     2. Who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee. In addition, at least one member of the Committee will have accounting or related financial management expertise.

     The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, and the outside auditors separately to discuss any matters that the Committee believes should be discussed privately.

     Key Responsibilities

     The Committee's job is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management including the internal accounting and audit staff, as well as the outside auditors, have more time, knowledge and more detailed information on the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work.

     The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These foundations are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

     o The Committee shall review the management and the outside auditors the audited financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-K) and review and consider with the outside auditors the matters required to be discussed by Statement of Auditing Standards (`SAS') No. 61.

     o As a whole, or through the Committee chair, the Committee shall review with the outside auditors the Company's interim financial results to be included in the Company's quarterly reports to be filed with the Securities and Exchange Commission and the matters required to be discussed by SAS No. 61; this review will occur prior to the Company's filing of the Form 10-Q.

The Committee shall:

     o request from the outside auditors annually, a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard Number 1;

     o discuss with the outside auditors any such disclosed relationships and their impact on the outside auditor's independence; and

     o recommend that the Board take appropriate action, if necessary, to oversee the independence of the outside auditors.

The Committee, subject to any action that may be taken by the full Board, shall have the ultimate authority and responsibility to select (or nominate for shareholder approval), evaluate and, where appropriate, replace the outside auditor.

Maintain minutes of meetings of the Committee.

Report to the Board subsequent to meetings of the Committee.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                         ESPEY MFG. & ELECTRONICS CORP.

                                   C O M M O N

                                 PROXY FOR THE
                       2001 ANNUAL MEETING OF SHAREHOLDERS
                                December 7, 2001

The undersigned hereby appoints Howard Pinsley and Barry Pinsley as Proxies, each with the power to appoint his substitute, and hereby authorizes them or any one of them to represent and to vote, as designated below, all the shares of common stock of ESPEY MFG. & ELECTRONICS CORP. which the undersigned would be entitled to vote if personally present at the 2001 Annual Meeting of Shareholders to be held on December 7, 2001 or any adjournment thereof.

1.   Election of Class B Directors

     [_] FOR  all nominees listed below       [_] WITHHOLD AUTHORITY
         (except as marked to the                 to vote for all nominees
         contrary below)                          listed below

     WILLIAM P. GREENE

     SEYMOUR SASLOW

                Management recommends a vote FOR these nominees.

INSTRUCTION: To withhold authority to vote for any individual nominee, mark the "FOR" box above AND write the nominee's name in the space provided below.

--------------------------------------------------------------------------------

2. Proposal to approve the appointment of PricewaterhouseCoopers LLP as the independent public accountants of the Company.

              [_] FOR            [_] AGAINST            [_] ABSTAIN

                 Management recommends a vote FOR this proposal.

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


                                       _________________________________________
  Please be sure to sign and date      Date
   this Proxy in the box below.
________________________________________________________________________________



________Stockholder sign above_________Co-holder (if any) sign above____________


    => Detach here, sign, date and mail in postage paid envelope provided. =>

                         ESPEY MFG. & ELECTRONICS CORP.
--------------------------------------------------------------------------------
  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN
                        BY THE ABOVE SIGNED SHAREHOLDER.
    IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

        PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                             THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

----------------------------------------------------

----------------------------------------------------

----------------------------------------------------

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                         ESPEY MFG. & ELECTRONICS CORP.

                             E S O P   P L A N


                                  PROXY FOR THE
                       2001 ANNUAL MEETING OF SHAREHOLDERS
                                December 7, 2001

The undersigned hereby appoints Howard Pinsley and Barry Pinsley as Proxies, each with the power to appoint his substitute, and hereby authorizes them or any one of them to represent and to vote, as designated below, all the shares of common stock of ESPEY MFG. & ELECTRONICS CORP. which the undersigned would be entitled to vote if personally present at the 2001 Annual Meeting of Shareholders to be held on December 7, 2001 or any adjournment thereof.

1.   Election of Class B Directors

     [_] FOR  all nominees listed below       [_] WITHHOLD AUTHORITY
         (except as marked to the                 to vote for all nominees
         contrary below)                          listed below

     WILLIAM P. GREENE

     SEYMOUR SASLOW

                Management recommends a vote FOR these nominees.

INSTRUCTION: To withhold authority to vote for any individual nominee, mark the "FOR" box above AND write the nominee's name in the space provided below.

--------------------------------------------------------------------------------

2. Proposal to approve the appointment of PricewaterhouseCoopers LLP as the independent public accountants of the Company.

              [_] FOR            [_] AGAINST            [_] ABSTAIN

                 Management recommends a vote FOR this proposal.

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


                                       _________________________________________
  Please be sure to sign and date      Date
   this Proxy in the box below.
________________________________________________________________________________



________Stockholder sign above_________Co-holder (if any) sign above____________


    => Detach here, sign, date and mail in postage paid envelope provided. =>

                         ESPEY MFG. & ELECTRONICS CORP.
--------------------------------------------------------------------------------
  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN
                        BY THE ABOVE SIGNED SHAREHOLDER.
    IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

        PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                             THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

----------------------------------------------------

----------------------------------------------------

----------------------------------------------------